Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO

REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of June 26, 2023, is entered into by and among BABCOCK & WILCOX ENTERPRISES, INC. (the “Borrower”), certain Guarantors from time to time party to the Credit Agreement referred to below (the “Guarantors” and, together with the Borrower, the “Loan Parties” and each, a “Loan Party”), certain financial institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for Lenders under the Credit Agreement referred to below (in such capacity, the “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.            The Loan Parties, Lenders and the Agent have previously entered into that certain Revolving Credit, Guaranty and Security Agreement, dated as of June 30, 2021 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower.

B.            The Loan Parties, the Lenders and the Agent wish to amend the Credit Agreement on the terms and conditions set forth herein.

C.            The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Amendment to Credit Agreement. The final paragraph in Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding anything to the contrary provided for in this Section 2.1(a) or any other provision of this Agreement, Borrowers may not request, and no Lender shall have any obligation or duty to fund or make, any Revolving Advance unless Borrowers shall provide to Agent evidence reasonably acceptable to Agent that the aggregate amount of all unrestricted cash and Cash Equivalents on the consolidated balance sheet of Loan Parties on a Consolidated Basis as of the date such Revolving Advance is requested is less than $40,000,000 (provided that nothing in this paragraph shall apply to (x) any deemed request for a Revolving Advance under the second sentence of Section 2.2(a) or any charge to Borrowers’ Account as a Revolving Advance made in Agent’s discretion under Section 2.23, or (y) any deemed request by Borrowers for Revolving Advance to satisfy any Reimbursement Obligation under Section 2.14(b)).

2.            Effectiveness of this Amendment. The Agent must be satisfied that the following conditions have been met before this Amendment is effective (the “Effective Date”).

(a)            Amendment. The Agent has received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.

(b)            Amendment Fee. PNC has received the Amendment Fee.

(c)            Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

3.            Amendment Fee. In consideration of the agreements set forth herein, Borrower hereby agrees to pay to PNC, for the benefit of the Lenders, an amendment fee in the amount of $10,000.00 (the “Amendment Fee”), which fee is non-refundable when paid and is fully-earned as of and due and payable in cash on the date of this Amendment (and which PNC is authorized to withdraw from the Borrower’s account).

4.            Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)            Authority. Such Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action, are not in contravention of law or the terms of such Loan Party’s bylaws, articles of incorporation or other applicable documents relating to such Loan Party’s formation or to the conduct of such Loan Party’s business or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (ii) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (iii) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan party under the provisions of any material agreement, charter document, operating agreement or other instrument to which such Loan Party is a party or by which it or its property is a party or by which it may be bound.

(b)            Representations and Warranties. Each of the representations and warranties made by a Loan Party in or pursuant to the Credit Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)            No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

5.            Choice of Law. This Amendment shall in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

6.            Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by electronic transmission (including email transmission of a PDF copy or other copy of an image of a signed counterpart) shall be deemed to be an original signature hereto.

7.            Reference to and Effect on the Other Documents.

(a)            Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to the “Credit Agreement” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)            Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Agent and the Lenders, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)            To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

8.            Estoppel. To induce the Agent and the Lenders to enter into this Amendment and to continue to make cash collateral available under the Credit Agreement, each Loan Party hereby acknowledges and agrees thaccordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.at, to its knowledge, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower as against the Agent or any Lender with respect to the Obligations.

9.            Integration. This Amendment, together with the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.          Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

11.          Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by the Agent or any Lender to make any changes to the terms of the Credit Agreement and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

12.          Guarantor’s Acknowledgment. With respect to the amendments to the Credit Agreement effected by this Amendment, each Loan Party signatory hereto that is a Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to such Financing Agreement as amended or modified by this Amendment. Although the Agent and the Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Credit Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BABCOCK & WILCOX ENTERPRISES, INC., as Borrower

By:	/s/ Rodney Carlson
Name:	Rodney Carlson
Title:	Treasurer

Signature Page to Fourth Amendment to
Revolving Credit, Guaranty and Security Agreement

GUARANTORS:

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EBENSBURG POWER, LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC,
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
THE BABCOCK & WILCOX COMPANY
BABCOCK & WILCOX TECHNOLOGY, LLC
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
EBENSBURG ENERGY, LLC
O&M HOLDING COMPANY
POWER SYSTEMS OPERATIONS, INC.
SOFCO – EFS HOLDINGS LLC
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX CANADA CORP.
BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC
BABCOCK & WILCOX SOLAR ENERGY, INC.
(F/K/A FOSLER CONSTRUCTION COMPANY, INC.)
OPTIMUS INDUSTRIES LLC

By:	/s/ Rodney Carlson
Name:	Rodney Carlson
Title:	Treasurer

Signature Page to Fourth Amendment to
Revolving Credit, Guaranty and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Matthew Leighton
Name:	Matthew Leighton
Title:	Senior Vice President

Signature Page to Fourth Amendment to
Revolving Credit, Guaranty and Security Agreement